AGREEMENT AND PLAN OF SHARE EXCHANGE

THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (hereinafter referred to as the "Agreement"), is entered into as of June 28, 2017 by and among, DigitalTown, Inc., a publicly-owned Minnesota corporation ("DigitalTown"), Comencia, Inc. a Washington corporation ("Comencia") and the shareholders of Comencia ("Comencia Shareholders"), sometimes hereinafter collectively referred to as the "Parties" and individually as a "Party.")

WITNESSETH

A) WHEREAS, DigitalTown is a publicly-owned Minnesota corporation with approximately 57,856,000 shares of common stock, par value $0.01 per share, issued and outstanding (the "DigitalTown Common Stock") and is quoted on the Over the Counter Bulletin Board under the symbol ("DGTW").

B) WHEREAS, the Comencia Shareholders listed on Schedule I hereto own all of the issued and outstanding common stock of Comencia (the "Comencia Shares").

C) WHEREAS, the Parties desire that DigitalTown acquire all of the Comencia Shares from the Comencia Shareholders solely in exchange for an aggregate of 2,500,000 newly issued shares of common stock of DigitalTown (the "Exchange Shares") pursuant to the terms and conditions set forth in this Agreement.

D) WHEREAS, immediately upon consummation of the Closing (as hereinafter defined), the Exchange Shares will be issued to the Comencia Shareholders on a pro rata basis, in proportion to the ratio of each Share of Comencia held by such Comencia Shareholder bears to the shares of common stock of Comencia held by all the Comencia Shareholders as of the date of the Closing.

E) WHEREAS, following the Closing, Comencia will become a wholly-owned subsidiary of DigitalTown.

F) WHEREAS, the Parties intend that the transaction contemplated herein (the "Transaction") qualify as a reorganization and tax-free exchange under Sections 345(a)(1) and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

G) NOW THEREFORE, on the stated premises and for and in consideration of the foregoing recitals which are hereby incorporated by reference, the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

PLAN OF EXCHANGE

1.1 The Exchange. At the Closing (as hereinafter defined), one hundred percent (100%) of the of Comencia Shares (constituting 100% of the common stock of Comencia) shall be exchanged for 2,500,000 shares of DigitalTown common stock. From and after the Closing Date, the Comencia Shareholders shall no longer own any shares of common stock of Comencia, and the certificates or book entry shares formerly representing Comencia Shareholders shares of common stock of Comencia shall represent the pro rata portion of the Comencia Shares issuable in exchange therefor pursuant to this Agreement. Any fractional shares that would result from such exchange will be rounded up to the next highest whole number.

1.2 No Dilution. DigitalTown shall neither effect, nor fix any record date with respect to, any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the DigitalTown Stock between the date of this Agreement and the Effective Time other than the corporate actions authorized by a majority of the Comencia Shareholders.

1.3 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall occur immediately following the execution of this Agreement providing the closing conditions set forth in Articles V and VI have been satisfied or waived (the "Closing Date").

1.4 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers' certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, and the documents and certificates provided in Sections 5.2, 5.4, 6.2, 6.4 and 6.5, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. If agreed to by the parties, the Closing may take place through the exchange of documents (other than the exchange of stock certificates) by efax, fax, email and/or express courier. At the Closing, the Exchange Shares shall be issued in the names and denominations provided by Comencia.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF COMENCIA AND THE COMENCIA SHAREHOLDERS

As an inducement to, and to obtain the reliance of DigitalTown, Comencia represents and warrants as follows:

2.1 Organization. Comencia is a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington. Comencia has the power and is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Comencia's organizational documents. Comencia has taken all action required by laws, its Certificate of Incorporation, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. Comencia has full power, authority, and legal right and has taken or will take all action required by law, its Certificate of Incorporation, and otherwise to consummate the transactions herein contemplated.

2.2 Capitalization. All issued and outstanding shares of common stock of Comencia are legally issued, fully paid and non-assessable, and were not issued in violation of the pre-emptive or other rights of any person. Comencia has no shares of preferred stock issued and outstanding. Comencia has no outstanding options, warrants, or other convertible securities.

2.3 Financial Statements.

(a) Comencia has filed all local income tax returns required to be filed by it from its inception to the date hereof. All such returns are complete and accurate in all material respects.

(b) Comencia has no liabilities with respect to the payment of federal, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which Comencia may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

(c) No deficiency for any taxes has been proposed, asserted or assessed against Comencia. There has been no tax audit, nor has there been any notice to Comencia by any taxing authority regarding any such tax audit, or, to the knowledge of Comencia, is any such tax audit threatened with regard to any taxes or Comencia tax returns. Comencia does not expect the assessment of any additional taxes of Comencia for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of Comencia.

(d) The books and records, financial and otherwise, of Comencia are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

2.4 Information. The information concerning Comencia set forth in this Agreement and the Comencia Schedules (as that term is defined herein) are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

2.5 Common Stock Equivalents. There are no existing options, warrants, calls, commitments of any character or other share equivalents relating to the authorized and unissued Comencia common stock.

2.6 Absence of Certain Changes or Events. Except as set forth in this Agreement or the Comencia Schedules (as that term is defined herein):

(a) except in the normal course of business, there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Comencia; or (ii) any damage, destruction, or loss to Comencia (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Comencia;

(b) Comencia has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by Comencia; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent Comencia consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business; (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of Comencia; or (v) issued, delivered, or agreed to issue or deliver any common stock (whether authorized and unissued or held as treasury stock).

2.7 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of Comencia, threatened by or against Comencia, or affecting Comencia, or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

2.8 No Conflict with Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach

of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Comencia is a party or to which any of its properties or operations are subject.

2.9 Contracts. Comencia has provided, or will provide DigitalTown, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which Comencia is a party or by which it or any of its assets, products, technology, or properties are bound.

2.10 Compliance with Laws and Regulations. To the best of its knowledge of the knowledge of the Comencia Shareholders, Comencia has complied with all applicable statutes and regulations of any national, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Comencia.

2.11 Approval of Agreement. The members of Comencia's Board of Directors (the "Comencia Board") and the Comencia Shareholders have authorized the execution and delivery of this Agreement by Comencia and have approved the transactions contemplated hereby.

2.12 Comencia Schedules. Comencia has delivered, or will deliver, as soon as practicable, the following schedules, which are collectively referred to as the "Comencia Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of Comencia as complete, true and correct:

(a) a schedule containing complete and correct copies of the organizational documents, as amended, of Comencia in effect as of the date of this Agreement; and

(b) a schedule as requested by DigitalTown, containing true and correct copies of all material contracts, agreements, or other instruments to which Comencia is a party or by which it or its properties are bound, specifically including all contracts, agreements, or arrangements referred to in Section 2.9.

2.13 Title and Related Matters. Comencia has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the Comencia balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

(a) statutory liens or claims not yet delinquent; and

(b) as described in the Comencia Schedules.

2.14 Governmental Authorizations. Comencia has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Comencia of this Agreement and the consummation by Comencia of the transactions contemplated hereby.

2.15 Continuity of Business Enterprises. Comencia has no commitment or present intention to liquidate Comencia or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

2.16 Ownership of Comencia Shares. The Comencia Shareholders are the legal and beneficial owners of 100% of Comencia common stock, which shareholders are set forth on Schedule I, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the Comencia Shareholders have full right, power, and authority to transfer, assign, convey, and deliver their respective Comencia Shares and delivery of such Comencia Shares at the Closing will convey to DigitalTown good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances except for any such claims, charges, equities, liens, security interests, and encumbrances arising out of such shares being held by DigitalTown.

2.17 Brokers. Comencia has not entered into any contract with any person, firm or other entity that would obligate Comencia or DigitalTown to pay any commission, brokerage or finders' fee in connection with the transactions contemplated herein.

2.18 Subsidiaries and Predecessor Corporations. Comencia does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or entity.

2.19 Comencia Shareholder Representations. By entering into this Agreement, the Comencia Shareholders, individually, represent and warrant the following:

(a) each Comencia Shareholder is purchasing the DigitalTown Shares for his own account and for investment purposes only, and has no present intention, agreement or arrangement for the distribution, transfer, assignment, resale or subdivision thereof. The Comencia Shareholders, and each of them, understand that, due to the restrictions on transfer set forth in the legend that will be placed on the DigitalTown Share certificates that the DigitalTown Shares must be held for a length of time which cannot be determined as of the date this agreement is signed. The time that each Comencia Shareholder must hold the Shares before sale could be increased or decreased by the Securities and Exchange Commission or a State Securities Division. IN ADDITION, EACH COMENCIA SHAREHOLDER UNDERSTANDS THAT HE IS SUBJECT TO CERTAIN LIMITATIONS ON RESALE AS SET FORTH BELOW.

(b) each Comencia Shareholder is fully aware that the DigitalTown Shares subscribed for hereunder have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and have been offered pursuant to the exemption from registration contained in Section 4(2) of said Act and Regulation D promulgated thereunder on the ground that no public offering is involved, which reliance is based in part upon the representations set forth herein. Each Comencia Shareholder further understands and agrees that the DigitalTown Shares subscribed for hereunder may not be offered, sold, transferred, pledged or hypothecated to any persons in the absence of registration under the Securities Act of 1933 and applicable state securities laws, or an opinion of counsel satisfactory to the Company that such registration is not required. Each Comencia Shareholder further understands that a legend will be placed on his certificate which sets forth the restrictions set forth herein

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF DIGITALTOWN

As an inducement to, and to obtain the reliance of Comencia, DigitalTown represents and warrants as follows:

3.1 Organization. DigitalTown is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of DigitalTown's Articles of Incorporation or bylaws. DigitalTown has taken all action required by law, its Certificate of Incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and DigitalTown has full power, authority, and legal right and has taken all action required by law, its Certificate of Incorporation, By-Laws, or otherwise to consummate the transactions herein contemplated.

3.2 Capitalization. DigitalTown's authorized capitalization (without including pending corporate actions) consists of 2,000,000,000 shares of Common Stock, of which no more than 57,586,000 shares will be issued and outstanding at Closing, which do not include shares to be issued to the directors of DigitalTown for compensation, additional shares owed as compensation to officers pursuant to employment agreements and shares that may be issued upon conversion of one or more convertible promissory note(s). All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person. The Exchange Shares will be legally issued, fully paid and non-

assessable and shall not be issued in violation of the pre-emptive or other rights of any other person.

3.3 Financial Statements. Except as set forth within its filing of reports with the Securities and Exchange Commission (the "SEC Reports"):

(a) DigitalTown has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which DigitalTown may be liable in its own right, or as a transferee of the assets of, or as a successor to, any other corporation or entity.

(b) DigitalTown has filed all federal, state, or state tax returns required to be filed by it from inception.

(c) The books and records, financial and otherwise, of DigitalTown are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

(d) No deficiency for any taxes has been proposed, asserted or assessed against DigitalTown. There has been no tax audit, nor has there been any notice to DigitalTown by any taxing authority regarding any such tax audit, or, to the knowledge of DigitalTown, is any such tax audit threatened with regard to any taxes or DigitalTown tax returns. DigitalTown does not expect the assessment of any additional taxes of DigitalTown for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of DigitalTown.

(e) DigitalTown has good and marketable title to its assets and, except as set forth in the DigitalTown Schedules, has no material contingent liabilities, direct or indirect, matured or unmatured.

3.4 Information. The information concerning DigitalTown set forth in this Agreement is and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

3.5 Common Stock Equivalents. Except as set forth herein, there are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to authorized and unissued stock of DigitalTown.

3.6 Absence of Certain Changes or Events. Except as described herein:

(a) There has not been (i) any material adverse change, financial or otherwise, in the business, operations, properties, assets, or condition of DigitalTown (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of DigitalTown;

(b) DigitalTown, (except for pending corporate actions not included herein) has not (i) amended its Articles of Incorporation or by-laws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of DigitalTown; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

(c) Except for grants made pursuant to any equity or option incentive plan, DigitalTown has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) other than any convertible promissory note(s) issued, borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent DigitalTown balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); or (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such

amendment or termination is material, considering the business of DigitalTown;

(d) To the best knowledge of DigitalTown, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of DigitalTown.

3.7 Title and Related Matters. DigitalTown has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the DigitalTown balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

(a) statutory liens or claims not yet delinquent; and

(b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

3.8 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of DigitalTown, threatened by or against or affecting DigitalTown, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, except which has been disclosed in DigitalTown's filings with the SEC.

3.9 Contracts. DigitalTown is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its filings with the SEC.

3.10 No Conflict with Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which DigitalTown is a party or to which it or any of its assets or operations are subject.

3.11 Governmental Authorizations. DigitalTown is not required to have any licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by DigitalTown of this Agreement and the consummation by DigitalTown of the transactions contemplated hereby.

3.12 Compliance with Laws and Regulations. To the best of its knowledge, DigitalTown has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of DigitalTown or except to the extent that noncompliance would not result in the incurrence of any material liability.

3.13 Insurance. DigitalTown owns no insurable properties, but does carry director and officer liability insurance.

3.14 Approval of Agreement. The board of directors of DigitalTown (the "DigitalTown Board") has authorized the execution and delivery of this Agreement by DigitalTown and has approved this Agreement and the transactions contemplated hereby.

3.15 Material Transactions of Affiliations. Except as disclosed herein and DigitalTown's filings with the SEC, there exists no material contract, agreement, or arrangement between DigitalTown and any person who was at the time of such contract, agreement, or arrangement an officer or director and which is to be performed in whole or in part after the date hereof or was entered into not more than two years prior to the date hereof, and which has not been disclose in DigitalTown's filings with the SEC. Neither any officer or director has, or has had during the last preceding full fiscal year, any known interest in any material transaction with DigitalTown which was material to the business of DigitalTown and which has not been disclosed by DigitalTown in its filings with the SEC.

3.17 Brokers. DigitalTown has not entered into any contract with any person, firm or other entity that would obligate Comencia or DigitalTown to pay any commission, brokerage or finders' fee in connection with the transactions contemplated herein.

ARTICLE IV

SPECIAL COVENANTS

4.1 Access to Properties and Records. DigitalTown and Comencia will each afford to the officers and authorized representatives of the other reasonable access to the properties, books, and records of DigitalTown or Comencia in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of DigitalTown or Comencia as the other shall from time to time reasonably request.

4.2 Delivery of Books and Records. At the Closing, Comencia shall deliver to DigitalTown, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Comencia now in the possession or control of Comencia or its representatives and agents.

4.3 Actions Prior to Closing by both Parties.

(a) From and after the date of this Agreement until the Closing Date and except as permitted or contemplated by this Agreement, DigitalTown and Comencia will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b) From and after the date of this Agreement until the Closing Date, neither DigitalTown nor Comencia will: (i) make any change in their organizational documents, charter documents or bylaws; (ii) take any action described in Section 2.6 in the case of Comencia, or in Section 3.6, in the case of DigitalTown (all except as permitted therein or as disclosed in the applicable party's schedules); (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services, or (iv) make or change any material tax election, settle or compromise any material tax liability or file any amended tax return.

4.4 Indemnification. DigitalTown hereby agrees to indemnify Comencia and each of the officers, agents and directors of Comencia as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(c) of this Agreement

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF DIGITALTOWN

The obligations of DigitalTown under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

5.1 Accuracy of Representations; Performance. The representations and warranties made by Comencia in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Comencia shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Comencia prior to or at the Closing. DigitalTown may request to be furnished with a certificate, signed by a duly authorized officer of Comencia and dated the Closing Date, to the foregoing effect.

5.2 Officer's Certificates. DigitalTown may request that it be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Comencia to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Comencia threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Comencia Schedules, by or against Comencia which might result in any material adverse change in any of the assets, properties, business, or operations of Comencia.

5.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Comencia, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations.

5.4 Other Items.

(a) DigitalTown shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as DigitalTown may reasonably request.

(b) Complete and satisfactory due diligence review of Comencia by DigitalTown.

(c) Approval of the Agreement by the Comencia Board and the Comencia Shareholders.

(d) Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from Comencia's lenders, creditors, vendors and lessors.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF COMENCIA

The obligations of Comencia under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

6.1 Accuracy of Representations; Performance. The representations and warranties made by DigitalTown in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and DigitalTown shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by DigitalTown prior to or at the Closing.

6.2 Officer's Certificate. Upon the request of Comencia, it shall be furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of DigitalTown to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of DigitalTown threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of DigitalTown nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of DigitalTown.

6.4 Other Items.

(a) Comencia shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Comencia may reasonably request.

(b) Complete and satisfactory due diligence review of DigitalTown by Comencia.

(c) Approval of the Agreement by the DigitalTown Board and the stockholders of DigitalTown.

(d) There shall have been no material adverse changes in DigitalTown, financial or otherwise.

ARTICLE VII

MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of the state of Washington. Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in Bellevue, Washington. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

7.2 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

7.3 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.4 Confidentiality. DigitalTown, on the one hand, and Comencia and the Comencia Shareholders, on the other hand, will keep confidential all information and materials regarding the other Party designated by such Party as confidential. The provisions of this Section 7.4 shall not apply to any information which is or shall become part of the public domain through no fault of the Party subject to the obligation from a third party with a right to disclose such information free of obligation of confidentiality. DigitalTown and Comencia agree that no public disclosure will be made by either Party of the existence of the Transaction or the letter of intent or any of its terms without first advising the other Party and obtaining its prior written consent to the proposed disclosure, unless such disclosure is required by law, regulation or stock exchange rule. Notwithstanding the aforesaid, the parties understand and agree that this Agreement must and will be filed with the SEC a DigitalTown material event.

7.5 Expenses. Except as otherwise set forth herein, each party shall bear its own costs and expenses associated with the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, all costs and expenses incurred by Comencia and DigitalTown after the Closing shall be borne by the surviving entity. After the Closing, the costs and expenses of the Comencia Shareholders shall be borne by the Comencia Shareholders.

7.6 Third Party Beneficiaries. This contract is solely between DigitalTown, Comencia and the Comencia Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third-party beneficiary of this Agreement.

7.7 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the Transaction. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.8 Survival. The representations and warranties of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

7.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Signatures may be made electronically and transmitted via electronic mail, facsimile or other similar electronic medium commonly used at the time. Signatures transmitted electronically will be considered originals when received.

7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

DIGITALTOWN, INC., a Minnesota corporation

DocuSigned by:

By: Rob Monster
Its: CEO

COMENCIA, INC. a Washington corporation

DocuSigned by:

By: Mike Cartwright
Its: CEO